EXHIBIT 24

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, RONALD E. HOLTMAN, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ RONALD E. HOLTMAN

Ronald E. Holtman

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, SAMUEL M. STEIMEL, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ SAMUEL M. STEIMEL

Samuel M. Steimel

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, ROBERT K. BAKER, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ ROBERT K. BAKER

Robert K. Baker

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, J. THOMAS LANG, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ J. THOMAS LANG

J. Thomas Lang

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, DANIEL J. MILLER, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ DANIEL J. MILLER

Daniel J. Miller

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, JEFFREY A. ROBB, SR., does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ JEFFREY A. ROBB, SR.

Jeffrey A. Robb, Sr.

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, JOHN R. WALTMAN, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ JOHN R. WALTMAN

John R. Waltman

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, EDDIE L. STEINER, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ EDDIE L. STEINER

Eddie L. Steiner

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, F. JOANNE VINCENT, does hereby make, constitute and appoint as her lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for her and in her stead the full power and authority to sign and file on her behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to her hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 27th day of March, 2003.

  /s/ F. JOANNE VINCENT

F. Joanne Vincent

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, A. LEE MILLER, does hereby make, constitute and appoint as his lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for him and in his stead the full power and authority to sign and file on his behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to him hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 2003.

  /s/ A. LEE MILLER

A. Lee Miller

887856_1.DOC

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, PAMELA S. BASINGER, does hereby make, constitute and appoint as her lawful attorney-in-fact, C. James Bess, whose address is 6 West Jackson Street, Millersburg, Ohio 44654, for her and in her stead the full power and authority to sign and file on her behalf, the Form 10-K of CSB Bancorp, Inc. for the period ending December 31, 2001 and any and all amendments thereto filed with the Securities and Exchange Commission.

The attorney-in-fact is hereby authorized to do and perform all and every act and thing whatsoever requisite and necessary to be done in connection with the limited powers granted to her hereunder, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution and revocation, hereby ratifying all that the attorney-in-fact shall do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 27th day of March, 2003.

  /s/ PAMELA S. BASINGER

Pamela S. Basinger

887856_1.DOC